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                                                                    EXHIBIT 10.6

                             INVESTMENT AGREEMENT


Atrix International, Inc.
14301 Ewing Avenue South
Burnsville, Minnesota  55306

Gentlemen:

The undersigned hereby subscribes to purchase __________ shares (the "Shares") of the Common Stock of Atrix International, Inc., a Minnesota corporation (the "Company") at purchase price of $0.75 per share or a total purchase price of $__________. As additional consideration for the total purchase price paid by the undersigned, the undersigned hereby subscribes for a warrant in the form attached hereto as Exhibit A (the "Warrant") to purchase _______ shares of Common Stock of the Company (the "Warrant Shares"), such number of Warrant Shares being equal to one-third (1/3) of the number of Shares, rounded down to the nearest whole Warrant Share. The Shares, Warrant and Warrant Shares are referred to collectively as the "Securities").

The undersigned acknowledges having received a copy of (i) the Company's Private Placement Memorandum dated September 13, 1995, (ii) the Company's Annual Report on form 10-KSB for the fiscal year ended June 30, 1994, as filed with the Securities and Exchange Commission, (iii) the Company's Proxy Statement for the Annual Meeting of Shareholders held October 26, 1994, (iv) the Company's Quarterly Reports on Form 10-QSB for the quarters ended September 30, 1994, December 31, 1994 and March 31, 1994, as filed with the Securities and Exchange Commission, (v) audited financial statements for fiscal year ended June 30, 1995, and (vi) any other information requested from the Company. Further, the undersigned has had an opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering and to obtain any additional information desired or has elected to waive such opportunity. The undersigned also acknowledges that the purchase of the Shares and the Warrant is a speculative investment and recognizes that the Company makes no assurance whatever concerning the present or prospective value of the Shares or the Warrant.

The undersigned understands that neither the Shares, the Warrant nor the Warrant Shares have been registered (i) under the Securities Act of 1933, as amended (the "Act"), on the ground that the Company believes the transaction is exempt from registration under the Act by virtue of the provisions of Sections 3(b) or 4(2) thereof, or (ii) under the securities laws of the state in which the undersigned resides on the basis that the transaction is exempt from registration under such laws. The undersigned understands that the Company's reliance upon the foregoing exemptions is predicated in part on the representations of the undersigned contained herein.

NOTE TO SUBSCRIBERS: PLEASE READ CAREFULLY PARAGRAPH (E) BELOW AND CHECK THE BOX NEXT IN THAT PARAGRAPH APPLICABLE TO YOU, INDICATING WHETHER YOU ARE AN ACCREDITED INVESTOR, AND IF SO, THE BASIS FOR SUCH STATUS.

By signing this Subscription Agreement, the undersigned agrees with and represents and warrants to the Company that:

     (a) The undersigned is acquiring the Securities subscribed for hereby for the account of the undersigned and not on behalf of any other person or persons and is purchasing the shares for investment purposes and not for resale or other distribution.

     (b) The Securities may not be sold, transferred, assigned or otherwise disposed of except
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     pursuant to an effective registration statement, or upon receipt of an opinion of counsel satisfactory to the Company that the transfer is exempt from registration under the applicable state and federal securities laws. The undersigned has been informed that the certificate representing the Securities will bear the following or a substantially similar legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

(c) The undersigned has been informed by the Company that it does not intend, nor is it obligated now or at any future date, to register the Securities under either state or federal securities laws or to make publicly available or to provide the undersigned with the information required by Rule 144 of the Securities and Exchange Commission under the Securities Act of 1933 to allow resale of the Securities under the provisions of such Rule.

(d) The undersigned understands that the undersigned must bear the economic risk of this investment for an indefinite period of time because the Securities have been registered and, therefore, cannot be sold unless they are subsequently registered or an exemption from such registration is available.

(e) the undersigned IS an "Accredited Investor" within the meaning of Rule 501 under the Act in that:

[_]  (1)  The undersigned is a director or executive officer of the Company; or

[_] (2) The undersigned has an individual net worth, or joint net worth with his or her spouse, which exceeds $1,000,000 as of the date of signature hereof; or

[_] (3) The undersigned had individual gross income exceeding $200,000 in each of the two most recent years or joint gross income with his or her spouse exceeding $300,000 in each of the two most recent years and reasonably expects an individual gross income exceeding $200,000 in this year or joint gross income with his or her spouse exceeding $300,000 in this year.

[_]  (4)  Other (Please specify by writing in the space below.)

[_]  or, the undersigned is NOT an Accredited Investor.


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Type of Ownership (check one):

_____ Individual Ownership            _____ Joint Tenant with Right of
                                            Survivorship (both parties
                                            must sign)

_____ Tenants in common                     _____ Other (please specify:
      (both parties must sign)                    ________________________)

Dated: ___________________, 1995


- ----------------------------------     -------------------------------------
Signature                              Signature


- ----------------------------------     -------------------------------------
Name Typed or Printed                  Name Typed or Printed


- ----------------------------------     -------------------------------------
Residence Address                      Residence Address


- ----------------------------------     -------------------------------------
City, State and Zip Code               City, State and Zip Code


- ----------------------------------     -------------------------------------
Tax Identification or                  Tax Identification or
Social Security Number                 Social Security Number


This Subscription Agreement is accepted as of _______________, 1995.



                                       ATRIX INTERNATIONAL, INC.



                                       By
                                         -----------------------------------


                                       Its
                                          ----------------------------------


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